Exhibit 99.3

       (Text of graph posted to Ashland Inc.'s website concerning Ashland
                      Distribution Company's gross profit)

                 ADC Gross Profit (%) - 3 Month Rolling Average

                     2000         2001        2002        2003         2004
                     ----         ----        ----        ----         ----

January               8.9          8.9         9.5        10.1          9.6
February              9.0          9.2         9.3         9.8          9.7
March                 9.3          9.6         9.7         9.6          9.7
April                 9.6          9.4         9.8         9.6          9.7
May                   9.9          9.3        10.0         9.9          9.8
June                  9.6          8.9        10.1        10.0          9.8
July                  9.5          8.6        10.3        10.3          9.7
August                9.3          8.1        10.1        10.2          9.4
September             9.1          8.3         9.2        10.1          9.5
October               9.0          9.2         8.9         9.8          9.3
November              8.9         10.0         9.2         9.5          9.7
December              8.8          9.8        10.1         9.6


                ADC Gross Profit (%) - 12 Month Rolling Average

                     2000        2001         2002        2003        2004
                     ----         ----        ----        ----         ----

January               8.6         9.3          9.2         9.8         9.8
February              8.7         9.3          9.1         9.8         9.8
March                 8.9         9.3          9.2         9.7         9.9
April                 9.0         9.2          9.3         9.7         9.8
May                   9.1         9.2          9.3         9.8         9.8
June                  9.2         9.1          9.5         9.7         9.8
July                  9.2         9.0          9.7         9.7         9.7
August                9.2         8.9          9.9         9.8         9.6
September             9.1         8.9          9.7         9.9         9.6
October               9.3         9.1          9.6         9.9         9.6
November              9.3         9.1          9.7         9.9         9.6
December              9.2         9.1          9.8         9.8